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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)       MAY 1, 2001
                                                   -----------------------------

                                TICKETS.COM, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-27893                     06-1424841
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)

           555 ANTON BOULEVARD, COSTA MESA, CALIFORNIA       92626
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            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code         (714) 327-5400
                                                      --------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On May 1, 2001, Tickets.com, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") by and among the Company and General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar LLC, and International Capital Partners, Inc., Profit Sharing Trust (the "Investors"). Pursuant to the Purchase Agreement, the Company will sell an aggregate of 25,000,000 shares of its Series F Senior Cumulative Redeemable Preferred Stock (the "Shares") to the Investors at a price of $0.60 per share, which will result in total gross proceeds of $15,000,000 (before deducting fees and expenses) to the Company. The purchase of the Shares by the Investors is to be effected in two closings, each of which is subject to specific conditions specified in the Purchase Agreement. The second closing is subject to the obtaining of all regulatory approvals and stockholder consent as may be necessary for the Company and the Investors to complete the transaction. No assurance can be given that such regulatory approvals and stockholder consent will be obtained.

     The above is a summary of the principal terms of the Purchase Agreement and does not purport to explain all of the material terms of the transaction. YOU SHOULD READ THE PURCHASE AGREEMENT, WHICH IS FILED AS AN EXHIBIT TO THIS REPORT, FOR A MORE DETAILED UNDERSTANDING OF THE TERMS OF THE PURCHASE AGREEMENT. Also attached as Exhibit 99.1 to this report is a press release issued on May 2, 2001 regarding the sale of the Shares to the Investors.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          10.1 Stock Purchase Agreement dated May 1, 2001 by and among the Company and the Investors, with the Certificate of Designations and Registration Rights Agreement attached thereto.

          99.1 Press Release issued by the Company on May 2, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               TICKETS.COM, INC.
                                               (Registrant)


Date:  May 8, 2001                             By  /s/ ERIC BAUER
                                                   -----------------------------
                                               Name:   Eric Bauer
                                               Title:  Chief Financial Officer

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                                INDEX TO EXHIBITS



       Exhibit No.                      Description
       -----------                      -----------

          10.1 Stock Purchase Agreement dated May 1, 2001 by and among the Company and the Investors.

          99.1      Press Release issued by the Company on May 2, 2001.